COPYRIGHT SECURITY AGREEMENT


     WHEREAS, Overseas Filmgroup, Inc., a Delaware corporation (the "Borrower"), and each Guarantor under the Credit Agreement (as hereinafter defined) whose name appears at the foot hereof (the Borrower and each such Guarantor being referred to herein individually as a "Grantor", and collectively as the "Grantors") now own or hold and/or may hereafter acquire or hold certain copyrights and rights under copyright with respect to (a) certain screenplays, novels, treatments, outlines and other literary properties and music and musical compositions, whether now owned or hereafter acquired or created, including, without limitation, those listed on Schedule 1 hereto as such Schedule may be amended from time to time by the addition of copyrights subsequently arising or acquired (each a "Film Asset" and collectively, the "Film Assets") and (b) certain motion pictures, films, videotapes or other programs produced for theatrical, non-theatrical or home video release, or for release in any other medium, or for broadcast on network, free, cable, pay and/or other television medium (including, without limitation, first-run syndication), in each case, whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device whether now owned or hereafter developed, including, without limitation, those listed on Schedule 1 hereto as such Schedule may be amended from time to time by the addition of copyrights subsequently arising or acquired (each an item of "Product");

     WHEREAS, pursuant to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of June 20, 2000 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the guarantors referred to therein, the lenders referred to therein (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (the "Agent"), the Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower;

     WHEREAS, pursuant to the terms of the Credit Agreement, each of the Grantors has granted to the Agent (for the benefit of itself, the Issuing Bank and the Lenders) a security interest in all right, title and interest of such Grantor in and to all personal property, tangible and intangible, wherever located or situated, and whether now owned, presently existing or hereafter acquired or created, including, without limitation, all right, title and interest of such Grantor in, to and under any item of Product or Film Asset and any copyright or copyright license, whether now existing or hereafter arising, acquired or created, and all proceeds thereof or income therefrom, to secure, in the case of the Borrower, the payment and performance of the Obligations (such term being used herein as defined in the Credit Agreement) and in the case of any Grantor other than the Borrower, its obligations under and in connection with its guaranty of the Obligations pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each of the Grantors does hereby grant to the Agent (for the benefit of itself, the Issuing Bank and the Lenders), as security, in the case of the Borrower, for the Obligations and in the case of any Grantor other than the Borrower, its obligations under and in connection with its guaranty of the Obligations pursuant to the Credit Agreement, a continuing security interest in all of such Grantor's right, title and interest in and to all personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including but not limited to, all goods, accounts, instruments, intercompany obligations, contract rights, partnership and joint venture interests, documents, chattel paper, general intangibles, goodwill, equipment, machinery, inventory, investment property, copyrights, trademarks, trade names, insurance proceeds, cash, deposit accounts and the securities pledged to the Agent (for the benefit of itself, the Issuing Bank and the Lenders) pursuant to the Credit Agreement, and any proceeds thereof, products thereof or income therefrom, further including but not limited to, all of such Grantor's right, title and interest in and to each and every Film Asset and type and item of Product, the scenario, screenplay or script upon which an item of Product and/or Film Asset is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Grantor, including with respect to each and every Film Asset and item of Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are now owned or hereafter created or acquired by such Grantor):

          (i) all scenarios, screenplays and/or scripts at every stage thereof;

          (ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called "said literary properties") which form the basis of each Film Asset and item of Product which are and/or will be incorporated into each Film Asset and item of Product, all component parts of each Film Asset and item of Product consisting of said literary properties, all motion picture rights in and to the story, all treatments of said story and said literary properties, together with all preliminary and final screenplays used and to be used in connection with the Film Asset or item of Product, and all other literary material upon which the Film Asset or item of Product is based or from which it is adapted;

          (iii) all rights in and to all music and musical compositions used and to be used in each Film Asset and item of Product, including, each without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection with motion pictures;

          (iv) all tangible personal property relating to each Film Asset and item of Product, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims, master tapes and any and all other physical properties of every kind and nature relating to such Film Asset or item of Product, whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such Film Asset or item of Product (collectively, the "Physical Materials");

          (v) all collateral, allied, subsidiary and merchandising rights appurtenant or related to each Film Asset and item of Product including, without limitation, the following rights: all rights to produce remakes or sequels or prequels to each Film Asset and item of Product based upon each Film Asset or item of Product, said literary properties or the theme of each Film Asset and item of Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or "pay" television) or by any process analogous thereto, now known or hereafter devised, each Film Asset and item of Product or any remake or sequel or prequel to the Film Asset or item of Product; all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film or any other recording device or medium now known or hereafter devised, based upon each Film Asset or item of Product, said literary properties or any part thereof, including, without limitation, based upon any script, scenario or the like used in each Film Asset and item of Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with said literary properties, each Film Asset and item of Product, the title or titles of each Film Asset and item of Product, the characters of each Film Asset and item of Product or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to each Film Asset and item of Product, any remake or sequel thereof and/or said literary properties;

          (vi) all statutory copyrights, domestic and foreign, obtained or to be obtained on each Film Asset and item of Product, together with any and all copyrights obtained or to be obtained in connection with each Film Asset and item of Product or any underlying or component elements of each Film Asset and item of Product, including, in each case without limitation, all copyrights on the property described in subparagraphs (i) through (v) inclusive of this paragraph, together with the right to copyright (and all rights to renew or extend such copyrights) and the right to sue in the name of any of the Credit Parties for past, present and future infringements of copyright;

          (vii) all insurance policies and completion bonds connected with each Film Asset and item of Product and all proceeds which may be derived therefrom;

          (viii) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account each Film Asset and item of Product, the Physical Materials and motion picture rights in and to said story, other literary material upon which each Film Asset and item of Product is based or from which it is adapted, and said music and musical compositions used or to be used in each Film Asset and item of Product;

          (ix) any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the UCC) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of each Film Asset, item of Product, or any part of each Film Asset or item of Product, including, without limitation, all proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of each Film Asset and item of Product and/or any of the elements of each Film Asset and item of Product including from collateral, allied, subsidiary and merchandising rights;

          (x) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to each Film Asset and item of Product, and the right to obtain copyrights and renewals of copyrights therein;

          (xi) the name or title of each Film Asset and item of Product and all rights of such Grantor to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or the rules and principles of law and of any other applicable statutes, common law, or other rule or principle of law;

          (xii) any and all contract rights and/or chattel paper which may arise in connection with each Film Asset and item of Product;

          (xiii) all accounts and/or other rights to payment which such Grantor presently owns or which may arise in favor of such Grantor in the future, including, without limitation, any refund under a completion guaranty, all accounts and/or rights to payment due from exhibitors in connection with the distribution of each Film Asset and item of Product, and from exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with each Film Asset and item of Product;

          (xiv) any and all "general intangibles" (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Grantor for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with each Film Asset and item of Product, any and all general intangible rights in favor of such Grantor relating to licenses of sound or other equipment, licenses for any photograph or photographic process, and all general intangibles related to the distribution or exploitation of each Film Asset and item of Product including general intangibles related to or which grow out of the exhibition of each Film Asset and item of Product and the exploitation of any and all other rights in each Film Asset and item of Product set out in this definition;

          (xv) any and all goods including inventory (as those terms are defined in the UCC) which may arise in connection with the creation, production or delivery of each Film Asset and item of Product and which goods pursuant to any production or distribution agreement or otherwise are owned by such Grantor;

          (xvi) all and each of the rights, regardless of denomination, which arise in connection with the creation, production, completion of production, delivery, distribution, or other exploitation of each Film Asset and item of Product, including, without limitation, any and all rights in favor of such Grantor, the ownership or control of which are or may become necessary or desirable, in the opinion of the Administrative Agent, in order to complete production of each Film Asset and item of Product in the event that the Administrative Agent exercises any rights it may have to take over and complete production of each Film Asset and item of Product;

          (xvii) any and all documents issued by any pledgeholder or bailee with respect to the Film Asset or item of Product or any Physical Materials (whether or not in completed form) with respect thereto;

          (xviii) any and all Production Accounts, the Collection Account or other bank accounts established by such Grantor with respect to such Film Asset or item of Product;

          (xix) any and all rights of such Grantor under contracts relating to the production or acquisition of such Film Asset or item of Product; and

          (xx) any and all rights of such Grantor under Distribution Agreements relating to each Film Asset and item of Product.

(all of the foregoing items or types of property, whether presently existing or hereafter arising or acquired, shall be referred to herein collectively as the "Collateral").

     Each of the Grantors agrees that if any person, firm, corporation or other entity shall do or perform any act(s) which the Agent believes constitute a copyright infringement of the screenplay or of any of the literary, dramatic or musical material contained in any item of Product and/or Film Asset or upon which any item of Product and/or Film Asset is based, or constitute a plagiarism, or violate or infringe any right of any Grantor, the Lenders or the Agent therein, or if any person, firm, corporation or other entity shall do or perform any act(s) which the Agent believes constitute an unauthorized or unlawful distribution, exhibition, or use thereof, then and in any such event, upon thirty (30) days' prior written notice to such Grantor (or if an Event of Default (such term being used herein as defined in the Credit Agreement) is at the time continuing, then without notice) the Agent may and shall have the right to take such steps and institute such suits or proceedings as the Agent may deem advisable or necessary to prevent such act(s) and/or conduct and to secure damages and other relief by reason thereof, and to generally take such steps as may be advisable or necessary for the full protection of the rights of the parties. The Agent may take such steps or institute such suits or proceedings in its own name or in the name of such Grantor or in the names of the parties jointly. The Agent hereby agrees to give the applicable Grantor notice of any steps taken, or any suits or proceedings instituted, by the Agent pursuant to this paragraph.

     This security interest is granted in conjunction with the security interests granted to the Agent (for the benefit of itself, the Issuing Bank and the Lenders) pursuant to the Credit Agreement. Each Grantor and the Agent do hereby further acknowledge and affirm that the rights and remedies of the Agent (for the benefit of itself, the Issuing Bank and the Lenders) with respect to the security interest made and granted hereby are subject to, and more fully set forth in, the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     This Copyright Security Agreement is made for collateral purposes only. At such time as all Commitments under the Credit Agreement have terminated, all the Obligations (as defined in the Credit Agreement) have been indefeasibly paid and performed in full and all Letters of Credit have expired or been terminated or canceled, the Agent (on behalf of itself, the Issuing Bank and the Lenders), shall execute and deliver to such Grantors, at the Borrower's or the applicable Grantor's expense, without representation, warranty or recourse, all releases and reassignments, termination statements and other instruments as may be necessary or proper to terminate the security interest of the Agent (for the benefit of itself, the Issuing Bank and the Lenders) in the Collateral, subject to any disposition thereof which may have been made by the Agent pursuant to the terms hereof or of the Credit Agreement.

     Subject to the terms and conditions of the Credit Agreement, the Agent (on behalf of itself, the Issuing Bank and the Lenders) agrees that there will be no assignment of the Collateral, other than the security interest described herein, unless and until there shall occur and be continuing an Event of Default under the Credit Agreement and the Agent gives written notice to the applicable Grantor of its intention to enforce its rights against any of the Collateral.

     So long as no Event of Default shall have occurred and be continuing, and subject always to the various provisions of this Agreement, the Credit Agreement and the other Fundamental Documents (such term being used herein as defined in the Credit Agreement) to which it is a party, each Grantor may use, license and exploit the Collateral in any lawful manner permitted under the Credit Agreement and the other Fundamental Documents.

     THIS COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

     IN WITNESS WHEREOF, each of the Grantors has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of June 20, 2000.

                                        OVERSEAS FILMGROUP, INC.


                                        By___________________________
                                          Name:
                                          Title:

                                        GUARANTORS:

                                        INTRASTATE FILM DISTRIBUTORS, INC.


                                        By___________________________
                                          Name:
                                          Title:


                                        JACARANDA MUSIC, INC.


                                        By___________________________
                                          Name:
                                          Title:


                                        WALRUS PICTURES, INC.


                                        By___________________________
                                          Name:
                                          Title:

                                        ALIEN TOWERS, INC.


                                        By___________________________
                                          Name:
                                          Title:


                                        CODE 99 PRODUCTIONS, INC.



                                        By___________________________
                                          Name:
                                          Title:


                                        MAP PRODUCTIONS, INC.


                                        By___________________________
                                          Name:
                                          Title:



Accepted:

THE CHASE MANHATTAN BANK, as Agent


By ___________________________
     Name:
     Title:

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )

     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )


     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )

     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )


     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )


     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )


     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public

STATE OF ______________ )
                        :  ss.:
COUNTY OF ____________  )


     On this the ___ day of __________, ____, before me, ________________________________, the undersigned Notary Public, personally appeared _________________________________________,

     [ ] personally known to me,

     [ ] proved to me on the basis of satisfactory evidence, to be the
_________________________ of the corporation known as Overseas Filmgroup, Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

          WITNESS my hand and official seal.


                                    ------------------------------
                                            Notary Public